Exhibit 99.47

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-A

KEY PERFORMANCE FACTORS
May 31, 2000



Expected B Maturity 02/15/2005


Blended Coupon 7.4063%


Excess Protection Level
3 Month Average   4.37%
May, 2000   5.64%
April, 2000   5.26%
March, 2000   2.19%


Cash Yield19.29%


Investor Charge Offs 4.66%


Base Rate 8.99%


Over 30 Day Delinquency 4.70%


Seller's Interest 9.50%


Total Payment Rate14.38%


Total Principal Balance$52,496,626,963.52


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,987,826,445.03